UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event              November 4, 2004
reported)                                           ----------------------------


                        UNIVERSAL GUARDIAN HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    000-24755              33-0379106
-------------------------------------------------------------------------------
 (State or other jurisdiction   (Commission File Number)    (IRS Employer
      of incorporation)                                  Identification No.)

  4695 MacArthur Court, Suite 300, Newport Beach, California     92660
--------------------------------------------------------------------------------
           (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area      (949) 861-8295
code:                                              -----------------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

       On November 4, 2004, Thomas Pernice resigned from his position as a director of the Registrant. Mr. Pernice was a member of the compensation committee and the stock plan committee.

       The remaining directors unanimously appointed Michael J. Stannard as director to fill the vacancy created by Mr. Pernice's resignation. Currently, Mr. Stannard has not been appointed to serve as a member of any committee. There were no arrangements or understandings between the Registrant and Mr. Stannard pursuant to which Mr. Stannard was selected as a director.

       Mr. Stannard also serves as the Managing Director and Chief Operating Officer for Secure Risks Ltd. ("Secure Risks"), a wholly owned subsidiary of the Registrant, pursuant to an Employment Agreement between the Registrant and Mr. Stannard, dated June 1, 2004.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL GUARDIAN HOLDINGS, INC.
                                          --------------------------------------
                                                      (Registrant)

Date  November 9, 2004
      ------------------
                                     By:  /s/ MICHAEL J. SKELLERN
                                          --------------------------------------
                                   Name   Michael J. Skellern
                                          --------------------------------------
                                  Title:  President and Chief Executive Officer
                                          --------------------------------------